UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

TheStreet.com, Inc.

(Exact Name of Registrant as Specified in Charter)

DE	0-25779	06-1515824

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

14 Wall Street, 15th Floor New York, NY	10005

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 321–5000

Not Applicable

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

[ ] Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

[ ] Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Securities Purchase Agreement

          On November 15, 2007, TheStreet.com, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with TCV VI, L.P., a Delaware limited partnership, and TCV Member Fund, L.P., a Delaware limited partnership. TCV VI, L.P. and TCV Member Fund, L.P. are referred to as the “Purchasers.”

          Pursuant to the Purchase Agreement the Company sold the Purchasers an aggregate of 5,500 shares of its newly-created Series B preferred stock, par value $0.01 per share (“Series B Preferred Stock”), that are convertible into an aggregate of 3,856,942 shares of its common stock, par value $0.01 per share (“Common Stock”) at a conversion price of $14.26 per share, and warrants (the “Warrants”) to purchase an aggregate of 1,157,083 shares of Common Stock for $15.69 per share. The consideration paid for the Series B Preferred Stock and the Warrants was $55 million.

          The issuance of the Series B Preferred Stock and Warrants to the Purchasers was completed through a private placement to accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The shares of the Series B Preferred Stock, the shares of the Common Stock issuable upon the conversion of the Series B Preferred Stock, the Warrants and the shares of the Common Stock issuable upon the exercise of the Warrants have not been registered under the Securities Act or any state securities laws. Unless so registered, such securities may not be offered or sold in the United States absent an exemption from, or in a transaction not subject to, the registration requirement of the Securities Act and any applicable state securities laws.

          The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Investor Rights Agreement

          On November 15, 2007, the Company also entered into an Investor Rights Agreement with the Purchasers (the “Investor Rights Agreement”) pursuant to which, among other things, the Company has agreed grant the Purchasers certain registration rights including the right to require the Company to file a registration statement to register the Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the Warrants.

          The foregoing description of the Investor Rights Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Investor Rights Agreement, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Certificate of Designation

          On November 15, 2007, the Company also filed a Certificate of Designation for the Series B Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The

Certificate of Designation authorizes the Company to issue 5,500 of its 10,000,000 authorized shares of preferred stock as shares of Series B Preferred Stock.

          The Series B Preferred Stock has a purchase price per share equal to $10,000 (the “Original Issue Price”). In the event of any Liquidation Event (as defined in the Certificate of Designation), the holders of shares of Series B Preferred Stock are entitled to receive, prior to any distribution to the holders of the Common Stock, an amount per share equal to the Original Issue Price, plus any declared and unpaid dividends.

          The holders of the Series B Preferred Stock have the right to vote on any matter submitted to a vote of the stockholders of the Company and are entitled to vote that number of votes equal to the aggregate number of shares of Common Stock issuable upon the conversion of such holders’ shares of Series B Preferred Stock. For so long as 40% of the shares of Series B Preferred Stock remain outstanding, the holders of a majority of such shares will have the right to elect one person to the Company’s board of directors.

          The Series B Preferred Stock automatically converts into an aggregate of 3,856,942 shares of Common Stock in the event that the Common Stock trades on a trading market at or above a closing price equal to $28.52 per share for 90 consecutive trading days and any demand registration previously requested by the holders of the Series B Preferred Stock has become effective.

          The foregoing description of the Certificate of Designation is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Certificate of Designation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Warrants

          As discussed above, the Warrants entitle the Purchasers to purchase an aggregate of 1,157,083 shares of Common Stock for $15.69 per share. The Warrants expire on the fifth anniversary of the date they were first issued, or earlier in certain circumstances.

          The foregoing description of the Warrants is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Warrants, which are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

Amendment to Rights Agreement

          Prior to the execution of the Purchase Agreement, the Company entered into Amendment No. 2 to Rights Agreement (the “Rights Agreement Amendment”) with American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”). The Rights Agreement Amendment amends the Rights Agreement dated May 14, 1999 (as amended by an Amendment to Rights Agreement dated as of August 7, 2000, as amended, the “Rights Agreement”), between the Company and the Rights Agent, for the purpose of amending the Rights Agreement to exclude the Purchasers and their respective affiliates and associates from the definition of “exempt person” until they acquire shares of the Company’s capital stock (x) other than the Series B Preferred Stock or shares of Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants or (y) that would result in their breach of certain provisions of the Purchase Agreement.

          The foregoing description of the Rights Agreement Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Rights Agreement Amendment, which is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Item 8.01. Other Events

          On November 15, 2007, the Company issued a press release announcing that it had issued the Series B Preferred Stock and the Warrants.

Item 9.01	Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of the Company’s Series B Preferred Stock, as filed with the Secretary of State of Delaware on November 15, 2007

4.1	Investor Rights Agreement dated as of November 15, 2007 among TheStreet.com, Inc., TCV VI, L.P. and TCV Member Fund, L.P.

4.2	Warrant dated as of November 15, 2007 issued by TheStreet.com, Inc. to TCV VI, L.P.

4.3	Warrant dated as of November 15, 2007 issued by TheStreet.com, Inc. to TCV Member Fund, L.P.

4.4	Amendment No. 2 to Rights Agreement dated as of November 15, 2007 between TheStreet.com, Inc. and American Stock Transfer & Trust Company, as Rights Agent

10.1	Securities Purchase Agreement dated as of November 15, 2007 among TheStreet.com, Inc., TCV VI, L.P. and TCV Member Fund, L.P.

99.1	Press Release of TheStreet.com, Inc. dated November 15, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2007

THESTREET.COM, INC.

By:	/s/ Thomas J. Clarke, Jr.

Name: Thomas J. Clarke, Jr.
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation of the Company’s Series B Preferred Stock, as filed with the Secretary of State of Delaware on November 15, 2007

4.1	Investor Rights Agreement dated as of November 15, 2007 among TheStreet.com, Inc., TCV VI, L.P. and TCV Member Fund, L.P.

4.2	Warrant dated as of November 15, 2007 issued by TheStreet.com, Inc. to TCV VI, L.P.

4.3	Warrant dated as of November 15, 2007 issued by TheStreet.com, Inc. to TCV Member Fund, L.P.

4.4	Amendment No. 2 to Rights Agreement dated as of November 15, 2007 between TheStreet.com, Inc. and American Stock Transfer & Trust Company, as Rights Agent

10.1	Securities Purchase Agreement dated as of November 15, 2007 among TheStreet.com, Inc., TCV VI, L.P. and TCV Member Fund, L.P.

99.1	Press Release of TheStreet.com, Inc. dated November 15, 2007.